UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2024

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive	Norwell	MA	02061-9149
(Address of Principal Executive Offices)			(Zip Code)

 Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLH	New York Stock Exchange

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2024, Clean Harbors, Inc. (the “Company”) announced the expansion of the Company’s Board of Directors (the "Board") from eleven to thirteen members and the election of Co-Chief Executive Officers Michael Battles and Eric Gerstenberg to the Board, all effective immediately following the Company's board meeting on August 29, 2024. Prior to being appointed as Co-Chief Executive Officers in 2023, Mr. Battles served as the Company's Chief Financial Officer since 2016 and Mr. Gerstenberg served as the Company's Chief Operating Officer since 2015. Both Mr. Battles and Mr. Gerstenberg will serve as Class III directors whose terms will expire at the Company’s 2025 annual meeting of shareholders. Neither Mr. Battles nor Mr. Gerstenberg were appointed to any committees of the Board, and they will not receive any additional compensation for their service on the Board. There are no arrangements or understandings between the Company and either Mr. Battles or Mr. Gerstenberg pursuant to which they were elected to the Board. Mr. Battles and Mr. Gerstenberg have no direct or indirect interest in any related party transaction with the Company which would be reportable under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.
A copy of the press release issued by the Company to announce the election of Mr. Battles and Mr. Gerstenberg to the Board is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished herewith:

99.1    Press Release of the Company, dated September 3, 2024, announcing the election of Michael Battles and Eric Gerstenberg as members of the Company's Board of Directors.

104    Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.

September 3, 2024	By:	/s/ Eric J. Dugas
Executive Vice President and Chief Financial Officer

2